Exhibit 10.110
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                                     RELEASE
                                     -------

         This Release is made this 19th day of August, 2002, by Commodore Applied Technologies, Inc. for itself and on behalf of its officers, directors, agents, attorneys, and employees ("Commodore" or the "Releasor").

1.       Recitals.
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         (A) On or about August 30, 2000,  Commodore entered into an Amended and
Restated Stock Purchase Agreement (the "Agreement") with William J. Russell ("Russell"), Tamie P. Speciale ("Speciale") and Dispute Resolution Management,
Inc.,  its  officers,   directors,  agents,  attorneys,  and  employees  ("DRM")
(collectively the "Released Parties").

         (B) Commodore breached its obligation under Paragraph 7.2(b) of the Agreement, thereby giving Russell and Speciale the right to foreclose on the DRM stock and the Commodore stock (the "Collateral") pursuant to Paragraph 6 of the Pledge and Security Agreement attached as Exhibit D to the Agreement.

         (C) On May 12, 2002, Russell and Speciale gave notice to Commodore of their intent to foreclose on the Collateral..

         (D) On July 3, 2002, Russell and Speciale sent a notice to Commodore of their intent to conduct a foreclosure sale on the Collateral on July 17, 2002.

         (E) On July 12, 2002, Commodore filed a Complaint and a Motion for Temporary Restraining Order requesting that the United States District Court for the Southern District of New York in Case No. 02 CV 5341 (the "Litigation") temporarily restrain and preliminarily enjoin Russell and Speciale from conducting the foreclosure sale of the Collateral.



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         (F) At a hearing on July 16, 2002, Judge Denny Chin of the United State
District Court for the Southern District of New York denied Commodore's Motion for a Temporary Restraining Order.

         (G). On July 17, 2002, Russell and Speciale conducted a foreclosure sale of the Collateral. Russell and Speciale were the successful bidders for the Collateral.

         (H) Releasor has reached an agreement with the Released Parties to settle the Litigation, and Releasor delivers this Release to the Released Parties in connection with the settlement described in this recital.

         NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, RECIEPT OF WHICH IS HEREBY ACKNOWLEDGED BY RELEASOR:

         (1) Releasor forever releases and discharges the Released Parties from any and all claims, demands, causes of action, obligations, controversies, debts, damages, losses and liabilities of any kind or nature whatsoever, whether known or unknown, suspected or unsuspected, and whether or not concealed or hidden which Releasor now owns or holds or has at anytime owned or held against the Released Parties based on, arising from, or in any way related to the conduct or inaction of the Released Parties from the beginning of time to the date of this Release.

         This Release includes, but is not limited to, all conduct or inaction of the Released Parties related to the negotiation of the Agreement, the execution of the Agreement, the performance of the Released Parties under the Agreement, the conduct of Russell and Speciale as officers and directors of DRM, the foreclosure, repossession and sale of the Collateral by Russell and Speciale, and extends to any and all claims that have been asserted or could have been asserted by Releasor in the Litigation.

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         (2) Releasor understands, acknowledges and agrees that if any fact with respect to any of the matters described in Paragraph (1) of this Release is found hereafter to be other than, or different from, a fact now believed to be true, Releasor expressly assumes the risk of any difference in fact and agrees that this Release shall be, and will remain, effective notwithstanding any such difference in fact.

         (3) Releasor understands, acknowledges and agrees that this Release may be pleaded as a full and complete defense to, and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of this Release.

         (4) Releasor understands, acknowledges and agrees that this Release shall inure to the benefit of the successors, administrators, executors, representatives, heirs, and assigns of the Released Parties, and shall be binding upon the Releasor and its successors.

         (5) Releasor understands, acknowledges and agrees that this Release constitutes the entire Release and that it may not be altered, amended, modified or otherwise changed in any respect whatsoever except by writing duly executed.

         (6) Releasor represents and warrants that it enters into this Release upon the legal advise of an attorney, who is its attorney of choice, and that said attorney has explained the terms of this Release, and that Releasor fully understands and voluntarily accepts its terms.

         (7) Releasor represents and warrants that the officer who executes this Release for, and on behalf of Releasor, has the authority to enter into this Release, and that the execution of this Release is not in conflict with, or barred by, the Articles of Incorporation or Bylaws of Releasor or by the rules or regulations of any regulatory body to which Releasor is subject.

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         (8)  This  Release  shall  be  construed   under,  and  interpreted  in
accordance with, the laws of the State of Utah.

                                          Commodore Applied Technologies, Inc.

Dated: April 19, 2002                     By: /s/ Shelby T. Brewer
                                          ------------------------
                                          Its: Chairman & CEO
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